EXHIBIT 10.7
                                     [FORM OF]
                               DEMAND PROMISSORY NOTE

$                                Memphis, Tennessee                    , 1999
--------------                  ----------------------       ----------------
Amount                               City, State                         Date


      FOR VALUE RECEIVED, the Undersigned acknowledges that he is indebted to the Lender in the amount stated herein and promises to pay on demand to the order of AUTOZONE, INC., a Nevada corporation, with its principal place of business at 123 South Front Street, Memphis, Tennessee (the "Lender"), the principal sum of ______________________ ($_____________) together with interest thereon from the date hereof to maturity at an annual interest rate of 6%, compounded annually.

      Said principal sum is due on demand, and in the absence of any demand is due five years from the date hereof. All installments, prepayments, and other payments of principal and interest are payable to Lender at 123 South Front Street, Memphis, Tennessee 38103, or at such other place as the Lender or holder may hereafter and from time to time designate in writing. Should the Undersigned cease to be employed by Lender prior to this Note being paid in full, the Undersigned hereby authorizes Lender to apply any and all amounts of his final payroll check, or any other amounts owed by Lender to Undersigned or held by Lender for the benefit of the Undersigned, including, but not limited to, stock options, to be applied to this indebtedness.

      This Note may be prepaid, in whole or in part, without penalty at anytime. At maturity, or upon demand or default or failure to pay any installment of principal and interest required herein, the entire balance shall be immediately due and payable. Any remedy of Lender or holder upon default of the Undersigned shall be cumulative and not exclusive and choice of remedy shall be at the sole election of Lender or holder. The Undersigned agrees to pay all costs of collection, including reasonable attorney's fees, whether or not any suit, civil action, or other proceeding at law or in equity, is commenced. The Undersigned waives demand, presentment for payment, protest and notice of protest and nonpayment of this Note and expressly agrees to remain bound for the payment of principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of, said principal. No delay or omission on the part of the Lender or holder in exercising any rights shall operate as a waiver of such right. This Note shall be governed by the laws of the State of Tennessee, and each party hereto agrees to venue and jurisdiction in the federal and state courts located in Shelby County, Tennessee.


Executed on_______________.


                                          UNDERSIGNED:


                                          Printed Name:


                                          Social Security Number

WITNESS:

______________________________
Printed Name

______________________________
Signature

Schedule to Form of Demand Promissory Note

The following executive officers have executed the Demand Promissory Note in the amounts and on the dates indicated below:

NAME                    DATE            AMOUNT

John C. Adams, Jr.      10/13/1999      $139,941.35
John C. Adams, Jr.      10/14/1999      $133,375.00
John C. Adams, Jr.      10/19/1999      $129,625.00
Eugene E. Auerbach      10/6/1999       $280,000.00
Michael B. Baird        11/10/1999      $203,604.00
Bruce G. Clark          10/12/1999      $125,000.00
Gerald E. Colley        10/8/1999       $300,000.00
Joseph M. Fabiano       10/5/1999       $230,000.00
Harry L. Goldsmith      10/21/1999      $211,412.00
Robert J. Hunt          10/14/1999      $133,062.50
Robert J. Hunt          10/3/1999       $275,000.00
Michael E. Longo        10/18/1999      $103,994.00
Stephen W. Valentine    11/8/1999       $288,331.75
Timothy D. Vargo        10/3/1999       $848,800.00